UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 4, 2007

UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York (State of Incorporation)	1-10542 (Commission File Number)	11-2165495 (IRS Employer Identification No.)

7201 West Friendly Avenue
Greensboro, North Carolina 27410
(Address of principal executive offices, including zip code)

(336) 294-4410
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Unifi, Inc. (the "Registrant") and William M. Lowe, Jr. ("Mr. Lowe"), the Vice President, Chief Operating Officer and Chief Financial Officer of the Registrant, entered into a Severance Agreement (the "Severance Agreement") which provides for the termination of Mr. Lowe's employment with the Registrant. Pursuant to the Severance Agreement Mr. Lowe's last day of employment was October 1, 2007 (the "Separation Date"). The Severance Agreement is retroactively effective to the Separation Date. Under the terms of the Severance Agreement, (i) Mr. Lowe will receive aggregate severance equal to $1,650,000, subject to applicable withholding and deductions, in seventy-eight (78) equal bi-weekly installments, (ii) Mr. Lowe will continue to receive medical and dental coverage from the Registrant through the earlier of his coverage by a new employer or September 30, 2010, provided that Mr. Lowe shall continue to pay the premiums applicable to other employees of the Registrant for such coverage, and (iii) Mr. Lowe's unvested restricted stock and unvested options shall be fully vested on the Separation Date.   In exchange for the consideration provided by the Severance Agreement, Mr. Lowe has also agreed to, among other things, (i)  refrain from engaging in certain competitive activity for a period of three (3) years following the Separation Date, (ii) keep confidential the Registrant's confidential information, (iii) fully release the Registrant, and its subsidiaries and affiliate companies from all claims, and (iv) provide continued cooperation and assistance to the Registrant following the Separation Date.

The foregoing description of the Severance Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Severance Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

ITEM 1.02      TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

In connection with the execution of the Severance Agreement, Mr. Lowe and the Registrant terminated the Employment Agreement dated July 25, 2006, between the Registrant and Mr. Lowe, which was previously filed by the Registrant as Exhibit 10.3 to the Registrant's Current Report on Form 8-K dated July 25, 2006, and the Change of Control Agreement dated November 1, 2005, between the Registrant and Mr. Lowe, which was previously filed as Exhibit 10.2 to the Registrant's Current Report on Form 8-K dated November 1, 2005.  A description of the Employment Agreement and the Change of Control Agreement is included in the Registrant's Definitive Proxy Statement on Schedule 14A filed on October 1, 2007 under the heading "Compensation Discussion and Analysis - Perquisites and Other Benefits - Employment and Termination Agreements" and is incorporated herein by reference.

ITEM 5.02.    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION
                       OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS;
                       COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As described above in Item 1.01, the Registrant and  Mr. Lowe, the Vice President, Chief Operating Officer and Chief Financial Officer of the Registrant, entered into the Severance Agreement pursuant to which his employment with the Registrant was terminated. Effective October 4, 2007, the Board of Directors of the Registrant elected Ronald L. Smith ("Mr. Smith") as the Registrant's Chief Financial Officer.

          Mr. Smith, joined the Registrant in November 1994 and has held positions as controller, chief accounting officer and director of business development and corporate strategy.  Mr. Smith most recently held the position Vice President of Finance and Treasurer, and had additional responsibility for investor relations.  Prior to joining the Registrant, Mr. Smith was with the accounting firm of Ernst and Young.  Mr. Smith is a CPA and received his bachelor's degree in business administration, with a major in accounting, from Wake Forest University. For the fiscal year ended June 24, 2007, Mr. Smith received a total compensation of $298,683 from the Registrant, which was comprised of salary, bonus, the amount expensed by the Registrant for any options awarded, and the cash value of other perquisites.

On October 4, 2007, the Registrant issued a press release announcing, among other things, the election of Mr. Smith as the Registrant's Chief Financial Officer.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d)        Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
10.1	Severance Agreement, executed on October 4, 2007, by and between the Registrant and William M. Lowe, Jr.
99.1	Press Release disseminated on October 4, 2007 by the Registrant

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    UNIFI, INC.

                                                    By:       /s/ CHARLES F. MCCOY
                                                                Charles F. McCoy
                                                                Vice President, Secretary and General Counsel

Dated:  October 8, 2007

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
10.1	Severance Agreement, executed on October 4, 2007, by and between the Registrant and William M. Lowe, Jr.
99.1	Press Release disseminated on October 4, 2007 by the Registrant